UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin,	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 24, 2026, Stratus Properties Inc. (Stratus) issued a press release announcing that Stratus’ Board of Directors (Board) has unanimously approved a plan of complete liquidation and dissolution (Plan) following conclusion of the strategic review announced on March 11, 2026. The Plan provides that Stratus will be dissolved and will conduct an orderly sale of all or substantially all of its assets and distribute the net proceeds to Stratus’ stockholders, subject to payment of or reasonable provision for Stratus’ liabilities and obligations. The Plan is subject to stockholder approval, and Stratus anticipates that the Plan will be submitted for stockholder approval at a future meeting of stockholders. Additional information regarding the Plan will be made available in a proxy statement (Proxy Statement) to be filed with the U.S. Securities and Exchange Commission (SEC).

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication relates to Stratus and the Board’s Plan, and may be deemed to be solicitation material. In connection with the Plan, Stratus intends to file a Proxy Statement with the SEC. The Proxy Statement will be sent to all stockholders of Stratus. Stratus will also file other documents regarding the Plan with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF STRATUS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PLAN AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and stockholders of Stratus may obtain copies of the Proxy Statement and other documents that are filed or will be filed by Stratus with the SEC, free of charge, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Stratus with the SEC will also be available, free of charge, on Stratus’ website at www.stratusproperties.com or by writing to Stratus Properties Inc. at 212 Lavaca Street, Suite 300, Austin, TX 78701. Stratus includes website addresses in this report for reference only. The information contained or referenced on Stratus’ website and other websites mentioned in this report are not a part of this report and are not deemed incorporated by reference into this report or any other public filing made with the SEC.

PARTICIPANTS IN THE SOLICITATION
Stratus, certain of its directors, executive officers and other employees and persons may be deemed to be participants in the solicitation of proxies from Stratus’ stockholders in connection with the Plan and related matters. Information about Stratus’ directors and executive officers and their ownership of Stratus’ common stock is set forth in Stratus’ Definitive Proxy Statement on Schedule 14A Schedule 14A filed with the SEC on April 8, 2025, under the heading “Stock Ownership of Directors, Director Nominees and Executive Officers.” To the extent that holdings of Stratus’ securities have changed since the amounts reported in such proxy statement, the changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information about the persons who may be considered to be participants in the solicitation of Stratus’ stockholders in connection with the Plan, and any interest they have in the Plan and related matters, may be obtained by reading the Proxy Statement when it becomes available. You may obtain free copies of these documents using the sources indicated above.

CAUTIONARY STATEMENT
This report contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance and business strategy. Forward-looking statements are all statements other than statements of historical fact, such as plans, projections or expectations related to the Plan, including the availability, timing and amount of potential future distributions to stockholders, the timing of asset sales and whether and when the sales of Jones Crossing, New Caney and Amarra Villas will be completed, and Stratus’ estimated pre-tax proceeds from the sales of Jones Crossing, New Caney and Amarra Villas. The words “anticipate,” “may,” “can,” “plan,” “believe,” “potential,” “estimate,” “expect,” “project,” “target,” “intend,” “likely,” “will,” “should,” “to be” and any similar expressions or statements are intended to identify those assertions as forward-looking statements.

Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, the risks associated with the Plan, including the availability, timing and amount of the distributions to stockholders in connection with the Plan, including changes in the amount and timing of the total liquidating distributions, including as a result of unexpected levels of transaction costs, delayed or terminated closings, liquidation costs or unpaid or additional liabilities and obligations, the amounts that will need to be set aside by Stratus, the adequacy of such reserves to satisfy Stratus’ obligations, risks associated with third-party contracts containing consent and/or other provisions that may be triggered by the Plan, Stratus’ ability to favorably resolve potential tax claims, any litigation matters, including any litigation relating to the Plan and related matters, and other unresolved contingent liabilities, Stratus’ ability to execute the Plan, including the sale of all or substantially all of Stratus’ assets, the amount of proceeds that might be realized from the sale or other disposition of Stratus’ assets, the application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations, the incurrence of expenses and the diversion of management’s time in connection with the Plan, Stratus’ ability to retain and hire key personnel, consultants and other resources and maintain relationships with partners, suppliers, employees, stockholders and others as it carries out the Plan and on Stratus’ operating results and business generally, the possibility of converting to a liquidating trust or other liquidating entity, the possibility that Stratus’ stockholders will not approve the Plan, the ability of the Board to abandon, modify or delay implementation of the Plan, even after stockholder approval, potential adverse effects on Stratus’ stock price from the announcement, suspension or consummation of the Plan, the occurrence of any event, change or other circumstances, including market, regulatory and other factors, that could give rise to the termination of the Plan, whether Stratus and the purchasers will satisfy their respective obligations and conditions to closing under the agreements or offers, as applicable, for Jones Crossing, New Caney and Amarra Villas in the anticipated timeframe or at all, Stratus’ ability to implement its business strategy successfully, including its ability to develop, construct and sell or lease properties on terms the Board considers acceptable, increases in operating and construction costs, including real estate taxes, maintenance and insurance costs, and the cost of building materials and labor, inflation and elevated interest rates, the effect of changes in tariffs and trade policies, supply chain constraints, Stratus’ ability to pay or refinance its debt, extend maturity dates of its loans or comply with or obtain waivers of financial and other covenants in debt agreements and to meet other cash obligations, availability of bank credit, defaults by contractors and subcontractors, declines in the market value of Stratus’ assets, market conditions or corporate developments that could preclude, impair or delay any opportunities with respect to plans to sell, recapitalize or refinance properties, a decrease in the demand for real estate in select markets in Texas where Stratus operates, particularly in Austin, changes in economic, market, tax, business and geopolitical conditions, potential U.S. or local economic downturn or recession, Stratus’ ability to obtain various entitlements and permits, changes in laws, regulations or the regulatory environment affecting the development of real estate, and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, each filed with the SEC, and other documents Stratus filed from time to time with the SEC.

Investors are cautioned that many of the assumptions upon which Stratus’ forward-looking statements are based are likely to change after the date the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, business plans, actual experience or other changes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press release dated March 24, 2026, titled “Stratus Properties Inc. Board of Directors Unanimously Approves Plan to Dissolve and Sell All Assets, Estimating Total Stockholder Distributions of $29.73 to $37.69 per Share.”
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By:	/s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and Chief Financial Officer (authorized signatory and Principal Financial Officer and Principal Accounting Officer)

Date: March 24, 2026